--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 1997

                         SECURITY CAPITAL PACIFIC TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         MARYLAND                  1-10272                   74-6056896
     (STATE OR OTHER       (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
     JURISDICTION OF                                    IDENTIFICATION NO.)
      INCORPORATION)

       7777 MARKET CENTER AVENUE,                        79912
             EL PASO, TEXAS                            (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (915) 877-3900

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

ACQUISITIONS AND PROBABLE ACQUISITIONS:

  The following acquisitions of multifamily communities, including three communities under contract, were or will be made by Security Capital Pacific Trust (PTR) from unrelated parties. PTR acquired, or will acquire, these communities because PTR and its REIT manager, Security Capital Pacific Incorporated, believe that multifamily community investments in the western United States present excellent long term opportunities for consistent rental increases, high occupancies and value appreciation.

  PTR acquired Telegraph Hill apartments on October 15 1996 from a limited partnership. Telegraph Hill is a 200 unit, moderate income complex located in Albuquerque, New Mexico. PTR acquired this community for approximately $8.1 million. At date of purchase, the community's occupancy rate was 91.0%.

  PTR acquired Villa Marseille apartments on November 13, 1996 from a general partnership. Villa Marseille is a 192 unit, middle income complex located in Aliso Viejo (Orange County), California. PTR acquired this community for approximately $13.1 million. At date of purchase, the community's occupancy rate was 98.4%.

  PTR acquired The Palisades apartments on November 27, 1996 from a corporation. The Palisades is a 296 unit, upper middle income complex located in La Jolla (San Diego County), California. PTR acquired this community for approximately $31.6 million. At date of purchase, the community's occupancy rate was 96.6%.

  PTR acquired Clubhouse apartments on December 19, 1996 from a limited partnership. Clubhouse is a 194 unit, moderate income complex located in Seattle, Washington. PTR acquired this community for approximately $8.0 million and assumed a mortgage note payable in the amount of $5.8 million. At date of purchase, the community's occupancy rate was 96.4%.

  PTR acquired Harborside apartments on December 31, 1996 from a limited partnership. Harborside is a 148 unit, upper middle income complex located in San Francisco, California. PTR acquired this community for approximately $21.4 million. At date of purchase, the community's occupancy rate was 97.3%.

  PTR acquired Newport Crossing apartments on January 10, 1997 from a corporation. Newport Crossing is a 192 unit, middle income complex located in Seattle, Washington. PTR acquired this community for approximately $11.3 million. At date of purchase, the community's occupancy rate was 94.3%.

  PTR acquired Reflections apartments on January 27, 1997 from a general partnership. Reflections is a 496 unit, middle income complex located in San Francisco, California. PTR acquired this community for approximately $52.1 million. At date of purchase, the community's occupancy rate was 92.7%.

  PTR has entered into a contract with a general partnership to purchase Marina Lakes apartments, scheduled to close in February, 1997. PTR's earnest money has become non-refundable and acquisition of this community is likely. However, there can be no assurance that the community will be acquired. Marina Lakes consists of two moderate income complexes, Marina Lakes East which consists of 220 units and Marina Lakes West which consists of 248 units. Both are located in Oakland, California and on January 9, 1997 were 98% occupied on a combined basis. The anticipated aggregate cost of the property is approximately $39.5 million which, for purposes of this report, has been prorated between the two communities based on the number of units ($18.6 million for Marina Lakes East and $20.9 million for Marina Lakes West). PTR anticipates assuming a mortgage note payable in the amount of $13.6 million in connection with Marina Lakes East.

  PTR has entered into a contract with a corporation to purchase Folsom Ranch apartments, scheduled to close in March, 1997. PTR's earnest money has become non-refundable and acquisition of this community is likely. However, there can be no assurance that the community will be acquired. Folsom Ranch is a 344 unit middle income complex located in Sacramento, California and on December 12, 1996 was 98.0% occupied. The anticipated cost of the community is approximately $23.2 million.

  PTR has entered into a contract with a corporation to purchase River Meadows apartments, scheduled to close in March, 1997. PTR's earnest money has become non-refundable and acquisition of this community is likely. However, there can be no assurance that the community will be acquired. River Meadows is a 152 unit middle income complex located in Huntington Beach (Orange County), California and on January 16, 1997 was 96.0% occupied. The anticipated cost of the community is approximately $13.9 million. PTR anticipates assuming a mortgage note payable in the amount of $10 million in connection with the acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

  (a) Financial Statements:

      Combined Statements of Revenues and Certain Expenses for Certain Multifamily Communities with Independent Auditors' Report thereon.

  (b) Pro Forma Financial Information:

      Pro Forma Balance Sheet as of September 30, 1996 (unaudited)

      Pro Forma Statement of Earnings for the year ended December 31, 1995 (unaudited)

      Pro Forma Statement of Earnings for the nine months ended September 30, 1996 (unaudited)

  (c) Exhibit:

    Exhibit 23.1--Independent Auditors' Consent

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          Security Capital Pacific Trust

                                                     /s/ Bryan Flanagan
                                          _____________________________________
                                                       Bryan Flanagan
                                                 Senior Vice President and
                                                 Principal Financial Officer

                                                       /s/ Ash Atwood
                                          _____________________________________
                                                         Ash Atwood
                                                Vice President of Financial
                                               Reporting and Duly Authorized
                                                           Officer

Date: February 20, 1997

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Security Capital Pacific Trust:

  We have audited the accompanying Combined Statement of Revenues and Certain Expenses for Certain Multifamily Communities (the Combined Statement) described in note 1 for the year ended December 31, 1995. This Combined Statement is the responsibility of management. Our responsibility is to express an opinion on the Combined Statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K to be filed by Security Capital Pacific Trust as described in note 2. The presentation is not intended to be a complete presentation of the Communities' revenues and expenses.

  In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses as described in note 2 for certain multifamily Communities for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Chicago, Illinois
February 7, 1997

                         SECURITY CAPITAL PACIFIC TRUST

              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                  FOR CERTAIN MULTIFAMILY COMMUNITIES (NOTE 1)

                  YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD
         FROM JANUARY 1, 1996 THROUGH THE EARLIER OF SEPTEMBER 30, 1996
                             OR DATE OF ACQUISITION
                                 (IN THOUSANDS)


                                                                   PERIOD FROM
                                                                 JANUARY 1, 1996
                                                                   THROUGH THE
                                                                   EARLIER OF
                                                                  SEPTEMBER 30,
                                                                 1996 OR DATE OF
                                                                   ACQUISITION
                                                          1995     (UNAUDITED)
                                                         ------- ---------------
Revenues:
  Rental income......................................... $23,758     17,172
  Other real estate income..............................     536        416
                                                         -------     ------
                                                          24,294     17,588
                                                         -------     ------
Certain expenses:
  Salaries and benefits.................................   1,944      1,312
  Utilities.............................................   1,600      1,056
  Repairs and maintenance...............................   1,572      1,162
  Management fees (note 4)..............................     919        664
  Real estate taxes.....................................   2,228      1,573
  Advertising and promotion.............................     323        248
  Insurance (note 4)....................................     571        412
  Interest expense on debt assumed (note 5).............   3,107      2,153
  Other.................................................     521        275
                                                         -------     ------
                                                          12,785      8,855
                                                         -------     ------
    Revenues in excess of certain expenses.............. $11,509      8,733
                                                         =======     ======


    The accompanying notes are an integral part of the combined statement of revenues and certain expenses for certain multifamily communities.

                        SECURITY CAPITAL PACIFIC TRUST

         NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR CERTAIN MULTIFAMILY COMMUNITIES

               YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD FROM
           JANUARY 1, 1996 THROUGH THE EARLIER OF SEPTEMBER 30, 1996
                            OR DATE OF ACQUISITION
                                (IN THOUSANDS)

(1) OPERATING PROPERTIES

  The Combined Statement of Revenues and Certain Expenses for Certain Multifamily Communities (the Combined Statement) for the year ended December 31, 1995 and the period from January 1, 1996 through the earlier of September 30, 1996 or date of acquisition, relates to the operations of the following communities which have been or are expected to be acquired by Security Capital Pacific Trust (PTR) from unaffiliated parties:

                                                           ACQUISITION
      MULTIFAMILY COMMUNITY             LOCATION               DATE      PURCHASE PRICE
      ---------------------             --------           -----------   --------------
      Woodsong................ San Bernardino, California    08-28-96       $ 12,300
      El Dorado............... San Diego, California         08-30-96         29,350
      Telegraph Hill.......... Albuquerque, New Mexico       10-15-96          8,100
      Villa Marseille......... Aliso Viejo, California       11-13-96         13,125
      Palisades............... La Jolla, California          11-27-96         31,600
      Clubhouse............... Seattle, Washington           12-19-96          8,030
      Harborside.............. San Francisco, California     12-31-96         21,385
      Newport Crossing........ Seattle, Washington           01-10-97         11,290
      Reflections............. San Francisco, California     01-27-97         52,100
      Marina Lakes East....... Oakland, California        under contract      18,600
                                                                            --------
                                                                            $205,880
                                                                            ========

(2) BASIS OF PRESENTATION

  The accompanying Combined Statement for Certain Multifamily Communities has been prepared on the accrual basis of accounting. The Combined Statement for Certain Multifamily Communities has been prepared for the purpose of complying with the rules and regulation of the Securities and Exchange Commission and for inclusion in Form 8-K to be filed by PTR. The Combined Statement for Certain Multifamily Communities is not intended to be a complete presentation of combined revenues and expenses of the communities above for the year ended December 31, 1995 and the period from January 1, 1996 through the earlier of September 30, 1996 or date of acquisition.

  The Combined Statement for Certain Multifamily Communities excludes certain amounts which would not be comparable to the proposed future operations of the communities as follows:

    (a) depreciation of the building and improvements;

    (b) interest expense related to debt not assumed;

    (c) interest income;

    (d) income taxes; and

    (e) other income and expense items unique to the prior owners.

                        SECURITY CAPITAL PACIFIC TRUST

         NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR CERTAIN MULTIFAMILY COMMUNITIES--(CONTINUED)

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Revenue Recognition

  Rental income from leasing activities consist of lease payments earned from tenants under lease agreements with terms of one year or less.

 Capitalization Policy

  Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

 Advertising and Promotion

  The cost of advertising and promotion is expensed as incurred.

 Use of Estimates

  The preparation of the Combined Statement for Certain Multifamily Communities in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Combined Statement for Certain Multifamily Communities and accompanying notes. Actual results could differ from those estimates.

Unaudited Interim Combined Statement

  The Combined Statement for Certain Multifamily Communities for the period from January 1, 1996 through the earlier of September 30, 1996 or date of acquisition is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statement for Certain Multifamily Communities for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the communities.


(4) RELATED PARTY TRANSACTIONS

  Approximately $640 and $382 (unaudited) was accrued and paid in management fees to affiliates of prior owners in 1995 and 1996, respectively.

  Approximately $236 and $191 (unaudited) was paid in insurance expense to prior owners in 1995 and 1996, respectively.

(5) DEBT ASSUMPTION

  PTR assumed outstanding debt of approximately $5,831 in connection with the acquisition of Clubhouse. The debt consists of an 8.75% fixed rate mortgage note which requires monthly principal and interest payments of $51 through December 31, 1999 when all remaining principal and interest will be due and payable.

  PTR assumed outstanding debt of approximately $16,758 in connection with the acquisition of El Dorado. The debt consists of a 7.53% fixed rate mortgage note which requires monthly principal and interest payments of $119 through October 1, 2002 when all remaining principal and interest will be due and payable.

                         SECURITY CAPITAL PACIFIC TRUST

          NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                FOR CERTAIN MULTIFAMILY COMMUNITIES--(CONCLUDED)

  PTR anticipates assuming outstanding debt of approximately $13,600 in connection with the acquisition of Marina Lakes East. The debt consists of a 9.125% fixed rate mortgage note which requires monthly interest-only payments through December 31, 1995. Beginning January 1, 1996, monthly principal and interest payments of .847% of the unpaid principal balance are required until August 1, 2000 when all remaining principal and interest will be due and payable.

                        SECURITY CAPITAL PACIFIC TRUST

                        PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

  The following unaudited pro forma financial statements for Security Capital Pacific Trust (PTR) reflect the acquisition by PTR of the communities disclosed in this Form 8-K, Item 5 and those reported in Forms 8-K, Item 5 dated August 1, 1996 and October 14, 1996 (the "1996 Forms 8-K"). The proforma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of PTR.

  The accompanying unaudited pro forma balance sheet as of September 30, 1996 has been prepared as if the operating communities acquired, or under contract to be acquired, subsequent to September 30, 1996 had been acquired as of the balance sheet date.

  The accompanying unaudited proforma statements of earnings for the year ended December 31, 1995 and for the nine months ended September 30, 1996 have been prepared as if (i) the operating community acquisitions, including three operating communities under contract, reported in this Form 8-K, Item 5 and
(ii) the operating community acquisitions reported in Forms 8-K mentioned above had occurred as of January 1, 1995.

  The unaudited pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the combined statement of revenues and certain expenses for certain multifamily communities included herein and the financial statements of PTR.

                         SECURITY CAPITAL PACIFIC TRUST

                            PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1996
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                         PRO FORMA
                  ASSETS                    HISTORICAL  ADJUSTMENTS   PRO FORMA
                  ------                    ----------  -----------   ----------
Real Estate...............................  $2,257,560   $240,105(a)  $2,497,665
Less accumulated depreciation.............     102,496        --         102,496
                                            ----------   --------     ----------
                                             2,155,064    240,105      2,395,169
Mortgage notes receivable.................      14,394        --          14,394
                                            ----------   --------     ----------
    Total investments.....................   2,169,458    240,105      2,409,563
Cash and cash equivalents--unrestricted...       7,172        --           7,172
Restricted tax deferred exchange proceeds.      13,503        --          13,503
Accounts receivable.......................       4,083        --           4,083
Other assets..............................      28,783        --          28,783
                                            ----------   --------     ----------
    Total assets..........................  $2,222,999   $240,105     $2,463,104
                                            ==========   ========     ==========
   LIABILITIES AND SHAREHOLDERS' EQUITY
   ------------------------------------
Liabilities:
  Line of credit..........................  $  171,350   $201,985(b)  $  373,335
  Long term debt..........................     450,000        --         450,000
  Mortgages payable.......................     219,460     38,120(c)     257,580
  Accounts payable........................      30,212        --          30,212
  Accrued expenses and other liabilities..      35,585        --          35,585
                                            ----------   --------     ----------
    Total liabilities.....................     906,607    240,105      1,146,712
                                            ----------   --------     ----------
Shareholders' Equity:
  Series A Preferred shares (8,703,000
   convertible shares issued; stated
   liquidation preference of $25 per
   share).................................     217,575        --         217,575
  Series B Preferred shares (4,200,000
   shares issued; stated liquidation
   preference of $25 per share)...........     105,000                   105,000
  Common shares (72,980,268 shares
   issued)................................      72,980        --          72,980
  Additional paid-in capital..............     964,500        --         964,500
  Distributions in excess of net earnings.     (41,725)       --         (41,725)
  Treasury shares (164,956 shares)........      (1,938)       --          (1,938)
                                            ----------   --------     ----------
    Total shareholders' equity............   1,316,392        --       1,316,392
                                            ----------   --------     ----------
    Total liabilities and shareholders'
     equity...............................  $2,222,999   $240,105     $2,463,104
                                            ==========   ========     ==========

           See accompanying notes to pro forma financial statements.

                         SECURITY CAPITAL PACIFIC TRUST

                        PRO FORMA STATEMENT OF EARNINGS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                      YEAR ENDED DECEMBER 31, 1995
                          --------------------------------------------------------
                                    HISTORICAL
                          -------------------------------
                                        ACQUISITIONS
                                   ----------------------
                                      PRIOR     CURRENT    PRO FORMA        PTR
                            PTR    REPORTS (D) REPORT (E) ADJUSTMENTS    PRO FORMA
                          -------- ----------- ---------- -----------    ---------
Revenues:
  Rental income.........  $262,473   $43,434    $25,165    $    --       $331,072
  Interest..............     2,400       --         --          --          2,400
                          --------   -------    -------    --------      --------
                           264,873    43,434     25,165         --        333,472
                          --------   -------    -------    --------      --------
Expenses:
  Rental expenses.......    73,808    13,818      7,110         --         94,736
  Real estate taxes.....    21,326     2,948      2,303         --         26,577
  Property management
   fees paid to
   affiliates...........     8,912     1,763        902        (549)(f)    11,028
  Depreciation..........    36,685       --         --       10,493 (g)    47,178
  Interest..............    19,584     7,688      3,867      26,046 (h)    57,185
  REIT management fee
   paid to affiliate....    20,354       --         --          432 (i)    20,786
  General and
   administrative.......       952       --         --          --            952
  Provision for possible
   loss on investments..       420       --         --          --            420
  Other.................     1,136       --         --          --          1,136
                          --------   -------    -------    --------      --------
                           183,177    26,217     14,182      36,422       259,998
                          --------   -------    -------    --------      --------
Earnings from
 operations.............    81,696    17,217     10,983     (36,422)       73,474
Gain on sale of
 investments............     2,623       --         --          --          2,623
                          --------   -------    -------    --------      --------
Net earnings............    84,319    17,217     10,983     (36,422)       76,097
Less Preferred share
 dividends..............    21,823       --         --          --         21,823
                          --------   -------    -------    --------      --------
    Net earnings
     attributable to
     common shares......  $ 62,496   $17,217    $10,983    $(36,422)     $ 54,274
                          ========   =======    =======    ========      ========
Weighted average common
 shares outstanding (j).    67,052                                         67,052
                          ========                                       ========
Per common shares
 amounts:
    Net earnings
     attributable to
     common shares......  $   0.93                                       $   0.81
                          ========                                       ========


           See accompanying notes to pro forma financial statements.

                         SECURITY CAPITAL PACIFIC TRUST

                        PRO FORMA STATEMENT OF EARNINGS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                  NINE MONTHS ENDED SEPTEMBER 30, 1996
                          --------------------------------------------------------
                                    HISTORICAL
                          -------------------------------  PRO FORMA        PTR
                                        ACQUISITIONS      ADJUSTMENTS    PRO FORMA
                                   ---------------------- -----------    ---------
                                      PRIOR     CURRENT
                            PTR    REPORTS (D) REPORT (E)
                          -------- ----------- ----------
Revenues:
  Rental income.........  $240,102   $23,882    $19,548    $    --       $283,532
  Interest..............     1,589       --         --          --          1,589
                          --------   -------    -------    --------      --------
                           241,691    23,882     19,548         --        285,121
                          --------   -------    -------    --------      --------
Expenses:
  Rental expenses.......    67,804     7,484      4,858         --         80,146
  Real estate taxes.....    19,953     1,523      1,725         --         23,201
  Property management
   fees paid to
   affiliates...........     8,788     1,093        706        (457)(f)    10,130
  Depreciation..........    32,230       --         --        6,718 (g)    38,948
  Interest..............    22,401     4,972      2,689      16,035 (h)    46,097
  REIT management fee
   paid to affiliate....    17,145       --         --          448 (i)    17,593
  General and
   administrative.......       770       --         --          --            770
  Other.................       501       --         --          --            501
                          --------   -------    -------    --------      --------
                           169,592    15,072      9,978      22,744       217,386
                          --------   -------    -------    --------      --------
Earnings from
 operations.............    72,099     8,810      9,570     (22,744)       67,735
Gain on sale of
 investments............    33,340       --         --          --         33,340
                          --------   -------    -------    --------      --------
Net earnings before
 extraordinary item.....   105,439     8,810      9,570     (22,744)      101,075
Less extraordinary item-
 loss on early
 extinguishment of debt.       870       --         --          --            870
                          --------   -------    -------    --------      --------
Net earnings............   104,569     8,810      9,570     (22,744)      100,205
Less Preferred share
 dividends..............    18,956       --         --          --         18,956
                          --------   -------    -------    --------      --------
    Net earnings
     attributable to
     common shares......  $ 85,613   $ 8,810    $ 9,570    $(22,744)     $ 81,249
                          ========   =======    =======    ========      ========
Weighted average common
 shares outstanding (j).    72,355                                         72,355
                          ========                                       ========
Per common shares
 amounts:
    Net earnings
     attributable to
     common shares......  $   1.18                                       $   1.12
                          ========                                       ========


           See accompanying notes to pro forma financial statements.

(a) Represents PTR's multifamily community acquisitions and three multifamily communities under contract to be acquired subsequent to September 30, 1996, as follows:

                                                       ACQUISITION   ACQUISITION
   COMMUNITY                                               DATE         COST
   ---------                                          -------------- -----------
   Previously Reported:
     Summer Tree.....................................       10/29/96  $ 10,000
     Fox Creek.......................................       12/17/96     7,900
                                                                      --------
       Total Previously Reported.....................                   17,900
                                                                      --------
   Not Previously Reported:
     Telegraph Hill..................................       10/15/96     8,100
     Villa Marseilles................................       11/13/96    13,125
     The Palisades...................................       11/27/96    31,600
     Clubhouse.......................................       12/19/96     8,030
     Harborside......................................       12/31/96    21,385
     Newport Crossing................................       01/10/97    11,290
     Reflections.....................................       01/27/97    52,100
     Marina Lakes East............................... under contract    18,600
     Marina Lakes West............................... under contract    20,900
     Folsom Ranch.................................... under contract    23,150
     River Meadows................................... under contract    13,925
                                                                      --------
       Total Not Previously Reported.................                  222,205
                                                                      --------
                                                                      $240,105
                                                                      ========

(b) Reflects the use of line of credit borrowings of $201,985 to fund the pro forma acquisition of communities subsequent to September 30, 1996.
(c) PTR assumed, or anticipates assuming approximately $38,120 in mortgage notes payable upon the purchase of Summer Tree, Fox Creek, River Meadows, Marina Lakes East and Club House apartments.
(d) Reflects historical revenues and certain expenses, including mortgage interest if applicable, on communities previously reported by PTR on the 1996 Forms 8-K for the year ended December 31, 1995 or for the period from January 1, 1996 to the earlier of the respective dates of acquisition or September 30, 1996. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the communities such as certain interest expense, interest income, income taxes and depreciation. The following table reconciles the historical financial information for the communities previously reported (as defined below) to the pro forma statements of earnings:

                                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 -----------------------------------------------
                                                              PROPERTY
                                 RENTAL  RENTAL  REAL ESTATE MANAGEMENT INTEREST
                                 INCOME  EXPENSE    TAXES       FEES    EXPENSE
                                 ------- ------- ----------- ---------- --------
     Group A Communities (i)...  $32,151  10,405   $2,065      $1,291    $6,415
     Group B Communities (ii)..    5,820   1,228      462         250     1,273
     Group C Communities (iii).    5,463   2,185      421         222       --
                                 ------- -------   ------      ------    ------
       Total communities
        previously reported....  $43,434 $13,818   $2,948      $1,763    $7,688
                                 ======= =======   ======      ======    ======

                                  FOR THE PERIOD JANUARY 1, 1996 TO THE EARLIER
                                                       OF
                                  THE DATE OF ACQUISITION OR SEPTEMBER 30, 1996
                                 -----------------------------------------------
                                                              PROPERTY
                                 RENTAL  RENTAL  REAL ESTATE MANAGEMENT INTEREST
                                 INCOME  EXPENSE    TAXES       FEES    EXPENSE
                                 ------- ------- ----------- ---------- --------
     Group A Communities (i)...  $18,676 $5,664    $1,112      $  875    $4,127
     Group B Communities (ii)..    3,285  1,019       256         143       845
     Group C Communities (iii).    1,921    801       155          75       --
                                 ------- ------    ------      ------    ------
       Total communities
        previously reported....  $23,882 $7,484    $1,523      $1,093    $4,972
                                 ======= ======    ======      ======    ======

    (i) Group A Communities consist of the following communities which were previously reported in the 1996 Forms 8-K, and for which audited combined statements of revenues and certain expenses for the year ended December 31, 1995 were previously provided therein:

     COMMUNITY                                   LOCATION          DATE ACQUIRED
     ---------                                   --------          -------------
     Ocean Crest........................ San Diego, California        3/29/96
     Timberline......................... Portland, Oregon             4/17/96
     Club Pacifica...................... San Diego, California        4/23/96
     The Crossing....................... Corona, California           5/21/96
     Mission Springs.................... Ontario, California          5/31/96
     Newpointe.......................... Orange County, California    7/10/96
     Brighton........................... Portland, Oregon             8/16/96
     Oakwood............................ San Jose, California         9/16/96
     Redwood............................ San Francisco, California    9/20/96
     Summer Tree........................ Salt Lake City, Utah        10/29/96
     Fox Creek.......................... Layton, Utah                12/17/96

    (ii) Group B Communities consist of the following communities (two communities were previously reported but unaudited in the 1996 Forms 8-K) for which an audited combined statement of revenues and certain expenses for the year ended December 31, 1995 is presented in this Form 8-K:

     COMMUNITY                                LOCATION                 DATE ACQUIRED
     ---------                                --------                 --------------
     Previously Reported:
     El Dorado...............  San Diego, California                          8/30/96
     Woodsong Village........  San Bernardino, California                     8/28/96
     Not Previously Reported:
     Telegraph Hill..........  Albuquerque, New Mexico                       10/15/96
     Villa Marseilles........  Aliso Viejo (Orange County), California       11/13/96
     Palisades...............  La Jolla (San Diego County), California       11/27/96
     Clubhouse...............  Seattle, Washington                           12/19/96
     Harborside..............  San Francisco, California                     12/31/96
     Newport Crossing........  Seattle, Washington                            1/10/97
     Reflections.............  San Francisco, California                      1/27/97
     Marina Lakes East.......  Oakland, California                     under contract

    (iii) Group C Communities consist of the following unaudited communities which have been previously reported in the 1996 Forms 8-K filed by PTR:

     COMMUNITY                                   LOCATION          DATE ACQUIRED
     ---------                                   --------          -------------
     Quail Ridge....................... San Francisco, California     6/13/96
     Westcourt Village................. San Bernardino, California    3/27/96

(e) Reflects historical revenues and certain expenses, including mortgage interest if applicable, on communities reported in this Form 8-K Item 5, for the year ended December 31, 1995 or for the period from January 1, 1996 to the earlier of the respective date of acquisition or September 30, 1996. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the communities such as certain interest expense, interest income, income taxes and depreciation. The following table reconciles the historical financial information for the Group B Properties to the pro forma statements of earnings:

                                    FOR THE YEAR ENDED DECEMBER 31, 1995
                               -------------------------------------------------
                                                              PROPERTY
                               RENTAL   RENTAL   REAL ESTATE MANAGEMENT INTEREST
                               INCOME   EXPENSE     TAXES       FEES    EXPENSE
                               -------  -------  ----------- ---------- --------
   Total Group B Communities.  $24,294  $ 6,531    $2,228      $ 919    $ 3,107
   Less:
     Group B Communities,
      previously reported....   (5,820)  (1,228)     (462)      (250)    (1,273)
                               -------  -------    ------      -----    -------
     Group B Communities, not
      previously reported....   18,474    5,303     1,766        669      1,834
     Group D Communities (i).    6,691    1,807       537        233      2,033
                               -------  -------    ------      -----    -------
       Total communities, not
        previously reported..  $25,165  $ 7,110    $2,303      $ 902    $ 3,867
                               =======  =======    ======      =====    =======

                            FOR THE PERIOD JANUARY 1, 1996 TO THE EARLIER OF
                             THE DATE OF ACQUISITION OR SEPTEMBER 30, 1996
                            --------------------------------------------------
                                                            PROPERTY
                             RENTAL   RENTAL   REAL ESTATE MANAGEMENT INTEREST
                             INCOME   EXPENSE     TAXES       FEES    EXPENSE
                            --------  -------  ----------- ---------- --------
   Total Group B
    Communities............ $ 17,588  $ 4,465    $ 1,573     $ 664     $2,153
   Less:
     Group B Communities,
      previously reported..   (3,285)  (1,019)      (256)     (143)      (845)
                            --------  -------    -------     -----     ------
     Group B Communities,
      not previously
      reported.............   14,303    3,446      1,317       521      1,308
     Group D Communities
      (i)..................    5,245    1,412        408       185      1,381
                            --------  -------    -------     -----     ------
       Total communities,
        not previously
        reported........... $ 19,548  $ 4,858    $ 1,725     $ 706     $2,689
                            ========  =======    =======     =====     ======

    (i) Group D consists of the following unaudited communities, which have not been previously reported:

             COMMUNITY                      LOCATION              DATE ACQUIRED
             ---------                      --------              --------------
     Marina Lakes West......... Oakland, California               under contract
     Folsom Ranch.............. Sacramento, California            under contract
     River Meadows............. Huntington Beach (Orange County),
                                California                        under contract

(f) Reflects the difference between historical property management fee expense and the fee which would have been charged by PTR's property manager, SCG Realty Services Incorporated.

(g) Reflects pro forma depreciation expense adjustment resulting from acquired communities, or communities under contract to be acquired, based on the depreciable basis of PTR's acquisition cost, assuming asset lives ranging from 10 to 40 years. The pro forma depreciation expense adjustment amounts by community are as follows:

                                                                 TWELVE   NINE
     COMMUNITY                                ACQUISITION        MONTHS  MONTHS
     ---------                           ----------------------  ENDED    ENDED
                                              DATE       COSTS  12/31/95 9/30/96
                                         -------------- ------- -------- -------
   Previously Reported:
   Westcourt Village....................        3/27/96 $12,762 $   256  $   61
   Ocean Crest..........................        3/29/96  15,600     316      77
   Timberline ..........................        4/17/96   7,043     140      40
   Club Pacifica........................        4/23/96  14,300     286      88
   The Crossing.........................        5/21/96  14,850     297     116
   Missions Springs.....................        5/31/96  38,500     771     321
   Quail Ridge..........................        6/13/96  17,550     351     159
   Newpointe............................        7/10/96   9,400     188      99
   Brighton.............................        8/16/96  11,150     223     140
   El Dorado............................        8/30/96  29,350     587     391
   Woodsong Village.....................        8/28/96  12,300     246     162
   Redwood..............................        9/20/96  37,000     740     535
   Oakwood..............................        9/16/96  64,800   1,296     923
   Summer Tree..........................       10/29/96  10,000     200     150
   Fox Creek ...........................       12/17/96   7,900     158     119
                                                                -------  ------
     Total Previously Reported..........                          6,055   3,381
                                                                -------  ------
   Not Previously Reported:
   Telegraph Hill.......................       10/15/96 $ 8,100 $   160  $  122
   Villa Marseilles.....................       11/13/96  13,125     262     197
   Palisades............................       11/27/96  31,600     631     474
   Club House...........................       12/19/96   8,030     161     121
   Harborside...........................       12/31/96  21,385     427     321
   Newport Crossing.....................        1/10/97  11,290     225     171
   Reflections..........................        1/27/97  52,100   1,042     782
   Marina Lakes East.................... under contract  18,600     371     279
   Marina Lakes West.................... under contract  20,900     419     314
   Folsom Ranch......................... under contract  23,150     462     347
   River Meadows........................ under contract  13,925     278     209
                                                                -------  ------
     Total Not Previously Reported......                          4,438   3,337
                                                                -------  ------
       Grand Total......................                        $10,493  $6,718
                                                                =======  ======

(h) Represents the pro forma interest expense adjustments related to utilization of line of credit borrowings that would have been required if the community acquisitions had occurred at January 1, 1995:

                                                              TWELVE     NINE
                                                              MONTHS    MONTHS
                                                              ENDED     ENDED
                                                             12/31/95  9/30/96
                                                             --------  --------
   Pro forma line of credit borrowings for operating
    communities acquired or under contract to be acquired,
    subsequent to September 30, 1996.......................  $201,985  $201,985
   Line of credit borrowings required for 1996 acquisitions
    made prior to September 30, 1996.......................   194,902   123,815
                                                             --------  --------
   Total pro forma line of credit borrowings...............   396,887   325,800
   Current interest rate...................................    6.5625%   6.5625%
   Proration factor........................................       1.0       .75
                                                             --------  --------
   Pro forma interest expense adjustment...................  $ 26,046  $ 16,035
                                                             ========  ========

(i) Reflects adjustments to PTR's REIT management fee expense related to (i) the increase in cash flow resulting from acquisition of multifamily communities discussed in (d) and (e) and (ii) adjustments discussed in (f) and (h):

                                                            TWELVE     NINE
                                                            MONTHS    MONTHS
                                                            ENDED     ENDED
                                                           12/31/95  9/30/96
                                                           --------  --------
   Historical earnings from operations from acquisitions:
   Previously reported.................................... $ 17,217  $  8,810
   Not Previously reported................................   10,983     9,570
   Pro Forma adjustments:
   Property management fees paid to affiliates............      549       457
   Interest expense.......................................  (26,046)  (16,035)
                                                           --------  --------
                                                              2,703     2,802
   REIT management fee percentage.........................       16%       16%
                                                           --------  --------
   Pro Forma REIT management fee expense adjustment....... $    432  $    448
                                                           ========  ========

(j) Primary and fully diluted earnings per share were approximately the same for both periods as there was no reportable dilution from conversions of Series A Preferred Shares.